Morningstar Funds Trust	Morningstar Total Return Bond Fund MSTRX Summary Prospectus August 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at http://connect.rightprospectus.com/Morningstar. You may also obtain this information at no cost by calling 877-626-3224 or by sending an email request to MorningstarFunds@ntrs.com. The Fund’s Prospectus and Statement of Additional Information dated August 31, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to maximize total return while also generating income and preserving capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.44%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Other Operating Expenses	0.19%
Total Other Expenses	0.29%

Acquired Fund Fees and Expenses	0.01%[2]
Total Annual Fund Operating Expenses	0.74%

Fee Waivers and Expense Reimbursement	-0.20%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.54%[3]

[1]

Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]

Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]

Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2024, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Expense Limitation Agreement). Prior to August 31, 2024, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$55	$216	$392	$900

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2023, the Fund’s portfolio turnover rate was 302% of the average value of its portfolio.

Principal Investment Strategies

In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets.

The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest in collateralized debt obligations (CDOs), which may include collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 10% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds.

The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.

Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Principal Risks

This Fund is designed to offer a moderate level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:

Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgments around allocating assets to subadvisers, open- and closed-end investment companies, ETFs and individual securities and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.

Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.

Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.

Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.

Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.

Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Currency Risk—Because this Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates (including in the markets in which such non-U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Investment Company/ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.

Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark-ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2022 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional

Morningstar Total Return Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2023	2.48%
Best Quarter	2Q 2020	6.05%
Worst Quarter	1Q 2022	-7.20%

Average Annual Total Return (For the period ended December 31, 2022)	1 Year	Since Inception 11/2/2018
Institutional
Return Before Taxes	-15.53%	0.48%
Return After Taxes on Distributions	-16.36%	-0.90%
Return After Taxes on Distributions and Sale of Fund Shares	-9.18%	-0.10%
Bloomberg U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.68%

[1]	The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar denominated, fixed-rate, taxable bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares.

Fund Management

Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	Since Inception (November 2018)

Alfonzo Bruno, CFA	Portfolio Manager	May 2022

Hong Cheng, CFA	Portfolio Manager	May 2022

Subadvisers and Portfolio Managers

Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
BlackRock Financial Management, Inc.

Richard M. Rieder	Global Chief Investment Officer, Managing Director, and Portfolio Manager	Since Inception (November 2018)

David L. Rogal	Director and Portfolio Manager	Since Inception (November 2018)

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Western Asset Management Company, LLC

John L. Bellows, CFA	Portfolio Manager and Research Analyst	Since Inception (November 2018)

S. Kenneth Leech	Chief Investment Officer	Since Inception (November 2018)

Mark S. Lindbloom	Portfolio Manager	Since Inception (November 2018)

Frederick R. Marki, CFA	Portfolio Manager	Since Inception (November 2018)

Julien A. Scholnick, CFA	Portfolio Manager	Since Inception (November 2018)

Scott M. Beatty, CFA	Portfolio Manager	Since Inception (November 2018)

Purchase and Sale of Fund Shares

Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

See the Purchase and Sale of Fund Shares section on page 126 of the prospectus for more information.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.